UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2017, Hyatt Hotels Corporation (the “Company”) filed a Current Report on Form 8-K under Item 5.02 disclosing that Paul D. Ballew was appointed to the Board of Directors of the Company (the “Board”), effective March 23, 2017. At the time of that filing, Mr. Ballew’s committee appointments had not yet been determined by the Board. On May 17, 2017, the Board appointed Mr. Ballew to the Audit Committee of the Board, effective May 17, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2017 annual meeting of stockholders (the “Annual Meeting”) was held on May 17, 2017. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following directors to serve until the Company’s 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Thomas J. Pritzker	928,127,992	637,410	4,453,557
Pamela M. Nicholson	928,475,879	289,523	4,453,557
Richard C. Tuttle	928,348,406	416,996	4,453,557
James H. Wooten, Jr.	928,477,707	287,695	4,453,557

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
932,996,346	117,126	105,487	0

3.	The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
928,525,683	139,897	99,822	4,453,557

4.	The Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year by the following votes:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES
927,840,307	8,415	817,643	99,037	4,453,557

The Company’s Board of Directors has considered these results and determined that the Company will hold a non-binding advisory vote on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 18, 2017	By:	/s/ Rena Hozore Reiss
		Name:	Rena Hozore Reiss
		Title:	Executive Vice President, General Counsel and Secretary